Elisa Luqman

To:

John Salerno

Subject:

RE: director

-------- Original Message --------

Subject: director

From: Jim Charles

To: John Salerno <

CC:

Dear John,

I regret that I must resign my directorship for personal reasons.

I will continue as an advisor if the company wants that.

I really enjoyed the role over the past several years.

Regards, Jim

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